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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549


                                   FORM 8-K/A

                                AMENDMENT NO. 2
                                       TO
                                    FORM 8-K
                             FILED SEPTEMBER 20, 1996


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                       September 25, 1996 (July 19, 1996)


                             SUIZA FOODS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                DELAWARE            340-28130           75-2559681

            (STATE OR OTHER     (COMMISSION FILE      (IRS EMPLOYER
            JURISDICTION OF          NUMBER)       IDENTIFICATION NO.)
             INCORPORATION)



                      3811 TURTLE CREEK BLVD., SUITE 1300
                             DALLAS, TEXAS 75219
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)



                 Registrant's telephone number, including area code:
                                  (214) 528-0939


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (C)  EXHIBITS

          2.1 Stock Purchase Agreement, dated as of July 19, 1996, among G Acquisition Corp., a Puerto Rico corporation, Jose M. Rodriguez Garrido, Jorge Rodriguez Garrido, Maria Angles Martinez Famada and Sandra Mediavilla Garcia.

          23.1 Consent of independent auditors (filed with Amendment No. 1 on Form 8-K/A dated September 24, 1996).










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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated:  September 25, 1996              SUIZA FOODS CORPORATION



                                             By:  /s/ Tracy L. Noll
                                                 ----------------------------
                                                      Tracy L. Noll
                                                      CHIEF FINANCIAL OFFICER










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                               INDEX TO EXHIBITS

 Exhibit
 Number                 Description
 -------                -----------
     2.1 Stock Purchase Agreement, dated as of July 19, 1996, among G Acquisition Corp., a Puerto Rico corporation, Jose M. Rodriguez Garrido, Jorge Rodriguez Garrido, Maria Angles Martinez Famada and Sandra Mediavilla Garcia.

    23.1 Consent of Independent Auditors (filed with Amendment No. 1 on Form 8-K/A dated September 24, 1996).











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